Exhibit 99.2

Acquisition of WM Advisors, Inc. Investor Presentation July 2006 Copyright © 2006 Principal Financial Services, Inc. All rights reserved.

Participants J. Barry Griswell, Chairman and CEO Larry D. Zimpleman, President and COO James P. McCaughan, President, Global Asset Management Michael H. Gersie, Executive Vice President and CFO

Forward Looking Statements Certain statements made by the company which are not historical facts may be considered forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management’s beliefs, expectations, goals and opinions. These statements are based on a number of assumptions concerning future conditions that ultimately may prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2005 and in the company’s quarterly report on Form 10-Q for the quarter ended March 31, 2006, filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; and investment portfolio risks.

$740 million purchase price, subject to closing adjustments Acquiring $26 billion mutual fund business with significant third party distribution Core to strategy – capturing individual retirement assets Consistent with acquisition focus – growing U.S. and International asset accumulation and asset management businesses Expands business critical to meeting needs of baby boomers Enhances our asset management capabilities Transaction Overview

Transaction Overview Manager of the WM Group of Funds $21 billion in mutual funds AUM, $5 billion in institutional AUM > 200 employees Successful third-party distribution model Leadership in target-risk funds Very good investment performance WM Advisors, Inc. (WMA) History of strong organic growth 3-year AUM CAGR of 24.5% 13.1 17.9 22.2 25.3 0 5 10 15 20 25 30 Dec. 31, 2002 Dec. 31, 2003 Dec. 31, 2004 Dec. 31, 2005 AUM, $ Billions

Transaction OverviewWM Group of Funds $21 billion in AUM 22 retail funds & 18 variable trust funds Broadly diversified across range of asset classes Strategic Asset Management (“SAM”) Portfolios, target-risk asset allocation funds WM Funds Distributor Distribution team 100+ strong Accomplished wholesaling team Experienced sales support, retail marketing and product development professionals True third party business 70% of AUM with third party distributors Focused on independent broker-dealers Access to 28,000 advisors

Historical Perspective Strong track record of growth and performance Principal Mutual FundsSM as of 12/31/05, unless otherwise stated: 61%, 66% and 70% outperformed their Morningstar peer group median for the one-, three- and five-year periods.1 12th best selling mutual fund family as measured by net cash flow* Ranked Barron’s 19th best fund family** Ranked 4th in target-date funds, with $3.5 billion in AUM* History of strong organic growth 3-year AUM CAGR of 47% 1 As of June 30, 2006. See page 15 for share class and other information. *Source: Financial Research Corporation **Out of 65 fund families, one-year performance 8.1 12.0 17.2 25.7 0 5 10 15 20 25 30 Dec. 31, 2002 Dec. 31, 2003 Dec. 31, 2004 Dec. 31, 2005 AUM, $ Billions

U.S. Retirement Assets $5.9 T $8.9 T $4.6 T ($ billions) Note: Excludes Union and Public pension funds Source: DOL, ICI, EBRI, and Cerulli Associates Strategic Rationale Emphasizing Mutual Fund Growth Principal Mutual Funds Are Key to Capturing the Growing Pool of Individual Retirement Assets… $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Corporate Defined Contribution Individual Retirement Accounts Private Defined Benefit 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

Strategic Rationale Transaction accelerates asset accumulation and asset management growth by: Increasing intermediary distribution capabilities to capture increasing flow of individual retirement assets Improving product suite overall Solidifying leadership in Lifecycle segment #4 combined rank, #4 in target risk, #4 in target date* Growing size and presence more quickly, with positive implications for securing shelf space, building brand and generating economies of scale * Source: Financial Research Corporation, based on assets as of 12/31/05

Highlights of Combination Creates $49 billion mutual fund complex Benefits of additional scale and presence Platform for accelerated growth Significant intermediary distribution expertise Significant expansion of firm level relationships Broader range of high-quality mutual funds offerings, broader asset management capabilities Strong investment performance – 65%, 71% and 77% of funds outperformed their Morningstar peer group medians for the one-year, three-year and five-year periods* New, long-term distribution relationship with WaMu*As of June 30, 2006. See page 15 for share class and other information.

Terms and Financial Impact $740 million in cash for 100% of the stock of WMA (subject to closing adjustments) Price represents 2.8% of assets under management Priced to deliver mid-teens IRR Financing expected through combination of excess capital and debt/hybrid issuance Estimated EPS impact No impact on 2006 EPS due to expected timing of close Neutral to marginally accretive to GAAP EPS in 2007 Accretive in 2007 on cash basis EPS

Integration Closing expected fourth quarter 2006 Subject to regulatory and other approvals Integration detail Combining platforms – not an expense story Seamless to mutual fund shareholders and advisors Strong strategic and cultural fit

The Principal Going Forward Ongoing expansion of intermediary distribution to extend The Principal franchise Acceleration of strong organic growth achieved by mutual funds business Continued strong AUM growth* Total company AUM $205.3 billion, a 3-year CAGR of 21% Principal Global Investors3 AUM $166.6 billion, a 3-year CAGR of 19% Continued aggressive long-term growth targets for The Principal Annual EPS growth of 11% – 13% Roughly 50 bps improvement in ROE per annum *AUM as of 3/31/06, CAGR calculated for three year period ending 3/31/06 3 See page 15 for additional information on Principal Global Investors

Other Disclosures NASD/SEC disclosures Insurance products and plan administrative services are provided by Principal Life Insurance Company. Principal Investors Fund, Inc. is distributed by Princor Financial Services Corporation, 800-547-7754, member SIPC. Securities are offered through Princor® and/or independent broker/dealers. Securities sold by a Princor Registered Representative are offered through Princor. Princor and Principal Life are members of the Principal Financial Group®, Des Moines, IA 50392. Before investing in mutual funds, investors should carefully consider the investment objectives, risks, charges and expenses of the funds. This and other information is contained in the free prospectus, which can be obtained from your local representative. Please read the prospectus carefully before investing.Past performance is no guarantee of future results.

Other Disclosures Footnote 1 from page 7 Mutual funds outperform peer group medians when performance exceeds 50% of peers in their respective Morningstar categories. Analysis performed using the Class A performance of the Principal Investors Fund, Inc. and, where Class A performance was not available, the Preferred Class performance of the Principal Investors Fund, Inc. Analysis also included performance using Principal Variable Contracts Funds.  Analysis excluded money market funds and funds lacking track records for the time periods measured. The Preferred Class is not available to retail investors. Other share class performance may be lower due to different expenses and sales charges.Footnote 2 from page 10 Mutual funds outperform peer group medians when performance exceeds 50% of peers in their respective Morningstar categories. Analysis performed using the Class A performance of WM Group of Funds and, where available, the Class A performance of the Principal Investors Fund, Inc. and, where Class A performance was not available, the Preferred Class performance of the Principal Investors Fund, Inc. Analysis also included performance using WM Variable Trust Funds, Class 1, and Principal Variable Contracts Funds.  Analysis excluded money market funds and funds lacking track records for the time periods measured. The Preferred Class is not available to retail investors. Other share class performance may be lower due to different expenses and sales charges.Footnote 3 from page 13 Principal Global Investors is the asset management arm of the Principal Financial Group® (The Principal®), and includes the global asset management operations of the following members of The Principal: Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Spectrum Asset Management, Inc.; Post Advisory Group, LLC; Columbus Circle Investors; Principal Global Investors (Europe) Limited; Principal Global Investors (Singapore) Ltd; Principal Global Investors (Australia) Ltd; and Principal International, Inc., its subsidiaries and affiliates.